UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2023
Date of Report (Date of earliest event reported)

ANSYS, Inc.
(Exact name of registrant as specified in its charter)

Delaware			0-20853	04-3219960
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)
2600 ANSYS Drive,	Canonsburg,	PA		15317
(Address of principal executive offices)				(Zip Code)

844-462-6797
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2023, ANSYS, Inc. (“Ansys” or the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation (the “Charter”) to declassify the Company’s Board of Directors (the “Board”) (such amendments, collectively the “Charter Amendments”). Pursuant to the Charter Amendments, the declassification of the Board will be phased in over a three-year period, as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2023 (the “Proxy Statement”). Beginning with the Company’s 2026 Annual Meeting of Stockholders, all directors will stand for election at each annual meeting of stockholders for a one-year term expiring at the next annual meeting of stockholders. In addition, the Charter Amendments permit stockholders to remove directors elected for one-year terms with or without cause.

In connection with the Charter Amendments, the Board approved conforming amendments to the Company’s Fourth Amended and Restated By-Laws (the “Conforming By-Law Amendments”) to effect a phased-in declassification of the Board over the next three years, which amendments were contingent upon stockholder approval and implementation of the Charter Amendments. On May 12, 2023 (the “Effective Date”), the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware implementing the Charter Amendments (the “Certificate of Amendment”). Consequently, the Conforming By-Law Amendments were also implemented on the Effective Date.

The Board also approved further amendments to the Fourth Amended and Restated By-Laws, effective on the Effective Date, to:

•remove outdated, obsolete provisions relating to the Company’s first annual meeting following its initial public offering;
•revise and enhance the procedures and disclosure requirements set forth in the advance notice by-law provisions for director nominations made and business proposals submitted by stockholders (other than proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”));
•require any stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
•eliminate the requirement that the Company make a stockholder list available during a meeting of stockholders to conform to recent amendments to the Delaware General Corporation Law;
•address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rule”) including (i) requiring that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the Universal Proxy Rule; (ii) providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements; and (iii) requiring stockholders intending to use the Universal Proxy Rule to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rule at least five business days before the meeting; and
•incorporate certain administrative, modernizing, clarifying, and conforming changes to provide clarification and consistency.

The foregoing descriptions are qualified in their entirety by reference to the complete texts of the Certificate of Amendment and the Company’s Fifth Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on May 12, 2023, the Company’s stockholders considered and voted on the matters listed below. The proposals are described in detail in the Proxy Statement. The final voting results from the Annual Meeting are set forth below.

Proposal 1: Election of Three Class III Directors for Three-Year Terms

The Company’s stockholders elected each of the following nominees to serve as a director of the Company for a three-year term expiring in 2026. For each nominee, the votes were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Robert M. Calderoni	72,133,145	3,862,330	37,992	4,087,511
Glenda M. Dorchak	73,687,056	2,307,366	39,045	4,087,511
Ajei S. Gopal	75,293,760	703,580	36,127	4,087,511

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2023

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
74,833,262	5,266,676	21,040	0

Proposal 3: Advisory Approval of the Compensation of Our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
64,219,499	11,755,167	58,801	4,087,511

Proposal 4: Advisory Approval of the Frequency of the Advisory Approval of the Compensation of Our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a frequency of “1 year” for future advisory votes to approve the compensation of our named executive officers. The votes were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
75,033,214	124,153	606,686	269,414	4,087,511

Based on the Board’s recommendation in the Proxy Statement and the voting results, the Company has determined that future advisory votes to approve the compensation of our named executive officers will be held every year until the next advisory vote on the frequency of such advisory votes.

Proposal 5: Approval of the Amendment of Article VI of the Charter to Declassify the Board

The Company’s stockholders approved the amendment of Article VI of the Charter to declassify the Board. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
75,944,092	35,654	53,721	4,087,511
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of ANSYS, Inc., dated May 12, 2023

3.2	Fifth Amended and Restated By-Laws of ANSYS, Inc., adopted and effective May 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANSYS, Inc.

Date:	May 16, 2023	By:	/s/ Janet Lee
Janet Lee
Vice President, General Counsel and Secretary